UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

_________________________

Date of Report (date of earliest event reported):  June 26, 2013

WAUSAU PAPER CORP.

(Exact name of registrant as specified in its charter)

WISCONSIN	1-13923	39-0690900
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification
incorporation)		Number)

100 PAPER PLACE

MOSINEE, WI 54455-9099

(Address of principal executive offices, including Zip Code)

(715) 693-4470

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1 – Registrant’s Business and Operations

Item 1.01.

Entry into a Material Definitive Agreement

Amendment to Asset Purchase Agreement

On June 26, 2013,Wausau Paper Corp. (the “Company”), and its wholly-owned subsidiary, Wausau Paper Mills, LLC (“Paper Mills”), entered into an amendment (the “Asset Purchase Agreement Amendment”) to that certain asset purchase agreement (the “Asset Purchase Agreement”) pursuant to which the Company agreed to sell its specialty paper business (the “Paper Segment”), which was primarily conducted through the Company’s Paper Mills subsidiary, to a new company sponsored by KPS Capital Partners, LP (“KPS”), a New York-based private equity firm with significant experience in the paper industry and in completion of complex corporate carve-outs.  A copy of the original Asset Purchase Agreement was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K dated May 20, 2013.

The Asset Purchase Agreement Amendment provides, among other things, that, until approval for a transfer is received from the Federal Energy Regulatory Commission (“FERC”), the Paper Segment’s hydroelectric project assets located in Mosinee, Wisconsin, and Rhinelander, Wisconsin (the “Hydro Assets”), the Company’s Paper Mills subsidiary will remain the FERC-licensee and the owner of the Hydro Assets.  The KPS-sponsored buyer of the Paper Segment assets, which will be known as Expera Specialty Solutions, LLC (“Expera”) will receive the benefit of power generated by the Hydro Assets pursuant to a power sales agreement and an operating and management agreement entered into among the parties to the Asset Purchase Agreement and the Asset Purchase Agreement Amendment.

The foregoing description of the Asset Purchase Agreement Amendment and the terms and conditions of the sale of the Paper Segment is qualified in its entirety by reference to the Asset Purchase Agreement Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the original Asset Purchase Agreement.  A news release announcing the Company’s closing of the transactions contemplated by the Asset Purchase Agreement (the “Sale Transaction”) is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Third Amendment to Credit Agreement

On June 26, 2013, Wausau Paper Corp. (the “Company”) entered into a Third Amendment to Credit Agreement (the “Credit Agreement Amendment”) with the following lenders: Bank of America, N.A.; BMO Harris Bank National Association (f/k/a M&I Marshall & Ilsley Bank); Wells Fargo Bank, National Association; Northwest Farm Credit Services, PCA; and 1st Farm Credit Services, PCA (collectively, the “Lenders”).  In connection with the Company’s announced sale of its specialty paper business, the Credit Agreement Amendment expands the Company’s ability to engage in a transaction or series of transactions that may result in a divestiture of assets in any fiscal year, so long as the assets subject to the sale of Paper Segment business do not exceed 36 percent of the Company’s Consolidated Total Assets, as defined in the Company’s original Credit Agreement entered into with the Lenders and dated as of June 23, 2010 (the “Original Credit Agreement”).  In addition, the Credit Agreement Amendment reduced the amount of Aggregate Commitments as defined in the Original Credit Agreement from $125,000,000 to $100,000,000, and it required that the Company use proceeds from the Sale Transaction to repay up to $70,000,000 of outstanding indebtedness on the Company’s revolving line of credit established under the Original Credit Agreement, as amended (the “Revolving Line of Credit”), or a lesser amount if that is all that is outstanding on the Revolving Line of Credit as of the date the Sale Transaction is closed.

The foregoing description of the Credit Agreement Amendment is qualified in its entirety by reference to the complete terms of the Credit Agreement Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference, as well as the Original Credit Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated June 23, 2010, as amended.

Fourth Amendment to Note Purchase and Private Shelf Agreement

On June 26, 2013, the Company entered into a Fourth Amendment (the “Shelf Agreement Amendment”) to the existing Note Purchase and Private Shelf Agreement (the “Shelf Agreement”) with Prudential Investment Management, Inc. (“Prudential”).  In connection with the Company’s announced sale of its specialty paper business, the Shelf Agreement Amendment expands the Company’s ability to engage in a transaction or series of transactions that may result in a disposition of assets in any fiscal year, so long as the assets subject to the sale of the Paper Segment business do not exceed 36 percent of the Company’s Consolidated Total Assets as of the end of the then most recently ended fiscal quarter of the Company.  In addition, the Shelf Agreement Amendment required that the Company use proceeds from the Sale Transaction to repay up to $70,000,000 of outstanding indebtedness on the Company’s Revolving Line of Credit, or a lesser amount if that is all that is outstanding on the Revolving Line of Credit as of the date the Sale Transaction is closed.

The foregoing description of the Shelf Agreement Amendment is qualified in its entirety by reference to the complete terms of the Shelf Agreement Amendment, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference, as well as the original Shelf Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated April 1, 2010, as amended.

Section 2 – Financial Information

Item 2.01

Completion of Acquisition or Disposition of Assets

The transactions contemplated by the Asset Purchase Agreement, as amended by the Asset Purchase Agreement Amendment, closed on June 26, 2013, and, pursuant to the Asset Purchase Agreement, the Company and its Paper Mills subsidiary transferred substantially all of the assets and selected liabilities of the Paper Mills subsidiary to Expera.  As contemplated by the original Asset Purchase Agreement, certain Paper Mills assets were excluded from the transaction, including Paper Mills’ manufacturing facility located in Brainerd, Minnesota.

Total cash consideration received by the Company, subject to certain post-closing adjustments, was approximately $105 million after settlement of transaction-related liabilities, transaction costs, and taxes.  A portion of the net proceeds will be used by the Company to eliminate the currently outstanding balance on the Company’s revolving-credit agreement of approximately $67 million.

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

Exhibit 10.1

First Amendment to Asset Purchase Agreement, by and among Specialty Papers Acquisition, LLC; Wausau Paper Mills, LLC; Wausau Paper Corp., and (solely with respect to Section 13.19) Specialty Papers Intermediate Holdings, Inc., and Specialty Paper Holdings, L.P., dated as of June 26, 2013

Exhibit 10.2

Credit Agreement Amendment

Exhibit 10.3

Note Purchase Agreement Amendment

Exhibit 99.1

News release dated June 26, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAUSAU PAPER CORP.

Date:  June 26, 2013

By:  SHERRI L. LEMMER

Sherri L. Lemmer

Senior Vice President–Finance

Chief Financial Officer

EXHIBIT INDEX

to

FORM 8-K

of

WAUSAU PAPER CORP.

dated June 26, 2013

Pursuant to Section 102(d) of Regulation S-T

(17 C.F.R. Section 232.102(d))

Exhibit 10.1

First Amendment to Asset Purchase Agreement, by and among Specialty Papers Acquisition, LLC; Wausau Paper Mills, LLC; Wausau Paper Corp., and (solely with respect to Section 13.19) Specialty Papers Intermediate Holdings, Inc., and Specialty Paper Holdings, L.P., dated as of June 26, 2013

Exhibit 10.2

Credit Agreement Amendment

Exhibit 10.3

Note Purchase Agreement Amendment

Exhibit 99.1

News release dated June 26, 2013